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                                                                    EXHIBIT 10.2


                                                             P&H DRAFT
                                                    For Discussion Purposes Only
                                                         September 10, 2004

                            __________________, 2004

Blue Dolphin Energy Company
801 Travis, Suite 2100
Houston, Texas 77002

Blue Dolphin Pipeline Company
801 Travis, Suite 2100
Houston, Texas 77002

Western Gulf Pipeline Partners, LP
(as Collateral Agent for certain Investors)
c/o Peregrine Management, LLC,
14701 St. Mary's Lane, Suite 800
Houston, Texas 77079

      Re: The Deeds of Trust Referenced on Attached EXHIBIT A (collectively, and in each case as amended, restated or otherwise modified from time to time, the "DOCUMENTS")/Consent to Certain Liens

Ladies and Gentlemen:

      Reference is hereby made to the Documents. Pursuant to your request and pursuant to Section 2.14 of each of the Deeds of Trust listed on attached EXHIBIT A, Tetra Applied Technologies, Inc. ("TETRA"), hereby (a) consents to permit Blue Dolphin Pipe Line Company to enter into, and grant the liens and security interests under, that certain Deed of Trust, Mortgage, Assignment of Proceeds, Security Agreement and Financing Statement dated on or about the same date as this letter to F. Gardner Parker, Trustee, for the benefit of Western Gulf Pipeline Partners, LP, as Collateral Agent for certain Investors ("NEW LENDER") covering the collateral described therein, and (b) agrees that the execution and delivery of, and the granting of the liens and security interests under, the foregoing Deeds of Trust shall not constitute a default under the Documents.

      Nothing herein shall constitute an agreement, offer, or commitment by Tetra to waive any other provision or covenant contained in the Documents. Capitalized terms used herein without definition shall have the meanings given to them in the Documents.

      Tetra does hereby certify, warrant and represent unto, and agrees with, New Lender as follows:

      1. Neither the Salvage Contract (as defined in the Documents) nor the Documents have been modified or amended in any manner.

      2. To the best knowledge and belief of Tetra, no uncured breaches or defaults exist under the Salvage Contract or the Documents.

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      3.    The unpaid balance of the Salvage Contract on this date is $668,000.

      4. The remaining payment schedule under the Salvage Contract is as set forth in the letter from Blue Dolphin Exploration Company to Tetra dated August 18, 2004 attached hereto as Exhibit B.

      5. To the best knowledge and belief of Tetra, no amount other than the outstanding amount under the Salvage Contract is claimed to be owing or secured by the Documents.

      THIS LETTER IS A DOCUMENT AND THIS LETTER AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                                     TETRA:

                                     TETRA APPLIED TECHNOLOGIES, INC.

                                     By: ____________________________________
                                     Name:___________________________________
                                     Title:__________________________________

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                                    EXHIBIT A

                                   (DOCUMENTS)

1. Deed of Trust, Mortgage, Assignment of Proceeds, Security Agreement and Financing Statement dated as of August 28, 2001, by Blue Dolphin Pipe Line Company to Geoffrey M. Hertel, Trustee, for the benefit of Lender, as recorded under Clerk's File Nos. 01-0329208 and 01-041607 in the Real Property Records of Brazoria County, Texas

2. Deed of Trust, Mortgage, Assignment of Proceeds, Security Agreement and Financing Statement dated as of August 28, 2001, by Mission Energy, Inc. d/b/a MEI Mission Energy, Inc., to Geoffrey M. Hertel, Trustee, for the benefit of Lender as recorded under Clerk's File Nos. 01-0329207 and 01-041606 in the Real Property Records of Brazoria County, Texas

3. Deed of Trust, Mortgage, Assignment of Proceeds, Security Agreement and Financing Statement dated as of August 28, 2001, by Buccaneer Pipe Line Co., to Geoffrey M. Hertel, Trustee, for the benefit of Lender as recorded under Clerk's File Nos. 01-0329209 and 01-041608 in the Real Property Records of Brazoria County, Texas